CONTEXT ALTERNATIVE STRATEGIES FUND (the “Fund”)

Supplement dated April 20, 2015 to the Prospectus and Statement of Additional Information (“SAI”) dated January 29, 2014, as supplemented on March 13, 2014, June 16, 2014 and March 24, 2015.

The Trustees of Context Capital Funds (“Context”) have voted to liquidate and terminate Context Alternative Strategies Fund (CALTX) (the “Fund”) effective on or about May 18, 2015. Accordingly, as of the date of this Supplement, shares of the Fund are no longer available for purchase.  However, reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation.

The Fund is in the process of liquidating securities and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash.  During this time, the Fund may not achieve its investment objective.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

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For more information, please contact a Fund customer service representative toll free at 855-612-2257.

PLEASE RETAIN FOR FUTURE REFERENCE.